UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2015

CANNAVEST CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-173215 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01       Entry into a Material Definitive Agreement.

As previously reported by CannaVEST Corp. (the “Company”) in its Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2015, on May 19, 2015 (the “Closing Date”), the Company entered into a Securities Purchase Agreement (“SPA”) with an institutional accredited investor (“Investor”) pursuant to which Investor committed to lend to the Company up to $6,500,000 (the “Financing”). On the Closing Date, the Company issued to Investor a 10% Senior Secured Convertible Promissory Note (the “Initial Note”) in the principal amount of $510,000, in exchange for payment by Investor of the total sum of $500,000.

In connection with the Financing, on September 16, 2015, the Company and Redwood Management, LLC, the institutional accredited investor referred to above, entered into an Amendment No. 1 to the SPA (the “Amendment”) pursuant to which the parties amended the terms of the fourth tranche of funding to provide that as of the date of the Amendment, Redwood is irrevocably bound to fund the fourth tranche of the Financing and that such tranche shall have a conversion price equal to 60% of the lowest traded price in the 30 days prior to conversion. The parties further agreed that the fourth tranche would be broken into two sub-tranches – each in the amount of $250,000. Pursuant to the Financing, on September 16, 2015, and pursuant to the terms of the SPA, the Company issued to Redwood a fourth 10% Senior Secured Convertible Promissory Note in the principal amount of $255,000 (the “Fourth Note”), in exchange for payment by Redwood of the sum of $250,000. The principal sum of the Fourth Note reflects the amount invested plus a 2% “Original Issue Discount”. Redwood has agreed to fund the additional $250,000 of the fourth tranche on or prior to October 1, 2015.

Pursuant to the terms of the Amendment, the parties also amended the SPA to provide that Redwood may not assign its rights or obligations under the SPA.

On September 16, 2015, the Company and Redwood also entered into an Amendment No. 1 to the Senior Secured Convertible Promissory Note (the “Notes Amendment”) pursuant to which the parties amended the terms of the 10% Senior Secured Convertible Promissory Notes, dated each of May 19, 2015, June 12, 2015 and July 24, 2015 issued by the Company to Redwood (each, a “Note”) to provide that each such Note and the 10% Senior Secured Convertible Promissory Notes issued in connection with the fourth tranche (including without limitation the Fourth Note) shall have a conversion price for amortization payments equal to 60% of the lowest traded price in the 15 days prior to conversion. The Notes Amendment further provided that the Company has a thirty (30)-day extension to make the first amortization payment under each of the Notes and that the “Equity Condition” (as defined in the Initial Note) which provides that on any date that the Company desires to make payment in stock, the average daily dollar volume of the Company’s common stock for the previous 20 trading days must be greater than $30,000, shall not apply to the Initial Note.

The foregoing summary description of the terms of the Amendment and Notes Amendment may not contain all information that is of interest to the reader. For further information regarding the terms of the Amendment and Notes Amendment, reference is made to such Amendment and Notes Amendment, which are filed hereto as Exhibit 10.1 and 10.2.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 1 to Securities Purchase Agreement, dated September 16, 2015, by and between the Company and Redwood Management LLC.
10.2	Amendment No. 1 to 10% Senior Secured Convertible Promissory Notes, dated September 16, 2015, by and between the Company and Redwood Management LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2015

CANNAVEST CORP.

By: /s/ Michael Mona, Jr.
Michael Mona, Jr.
President and Chief Executive Officer

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